UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2004

Carrols Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-25629	16-0958146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street, Syracuse, New York		13203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01. Other Events

On November 16, 2004, Carrols Corporation (“Carrols”) announced that it is commencing a cash tender offer for any and all of the $170 million aggregate principal amount of its outstanding 9  1/2% Senior Subordinated Notes due 2008, Series B. Copies of the press release announcing the same are attached as Exhibit 99.1 to this Current Report on Form 8-K.

This report contains certain forward-looking statements that reflect management’s current expectations and are based upon currently available data, however, actual results are subject to future events, risks and uncertainties, which could cause actual results to differ materially from those projected in the forward-looking statements. Investors are referred to the full discussion of risks and uncertainties as contained in Carrols’ filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carrols has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS CORPORATION

Date: November 16, 2004	By:	/s/ Paul R. Flanders
(Signature)
	Name:	Paul R. Flanders
Vice President – Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press Release dated November 16, 2004